EXHIBIT 99.2
                                                                    ------------




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Presstek, Inc. (the "Company") on Form 10-K for the period ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Moosa E. Moosa, Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Moosa E. Moosa
-----------------------
Moosa E. Moosa
Vice President - Finance, Chief Financial Officer,
Treasurer and Secretary
August 12, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Presstek, Inc. and will be retained by Presstek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.